UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2019

ANTERO RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 8, 2019, Antero Resources Corporation (the “Company”) and a wholly owned subsidiary of Antero Midstream Corporation (“Antero Midstream”) amended the First Amended and Restated Gathering and Compression Agreement, dated as of February 13, 2018, to provide that the Company’s fee to Antero Midstream will be reduced for the periods and in the amounts as set forth in the chart below. Such amendment also extended the term of such agreement by an additional four years to November 10, 2038.

	Low Pressure Gathering Volume Threshold (MMcf/d)	Quarterly Fee Reduction ($MM)
Calendar Year 2020
First Quarter 2020	> 2,700	$12
Second Quarter 2020	> 2,700	$12
Third Quarter 2020	> 2,800	$12
Fourth Quarter 2020	> 2,900	$12
Calendar Years 2021 - 2023
Threshold 1	> 2,900 and < 3,150	$12
Threshold 2	> 3,150 and < 3,400	$15.5
Threshold 3	> 3,400	$19

Also on December 8, 2019, the Company agreed to sell $100.0 million worth of shares of Antero Midstream common stock to Antero Midstream, with the number of shares to be sold based on a formulaic pricing mechanism taking into account both historical and future market pricing of Antero Midstream’s shares; provided that the number of shares cannot be less than approximately 16.7 million and cannot exceed approximately 25.0 million (the “Share Repurchase”). The Company expects the Share Repurchase to be settled in the fourth quarter. The Company intends to use the proceeds from the Share Repurchase to reduce borrowings under the Company’s revolving credit facility that were incurred in recent senior note repurchases.

The Company is a significant stockholder in Antero Midstream, has the right to designate two members of Antero Midstream’s board of directors, and is party to several operational and administrative agreements with Antero Midstream. For a fulsome description of the relationship between the Company and Antero Midstream, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and all subsequently filed Quarterly Reports on Form 10-Q.

Item 7.01	Regulation FD Disclosure.

On December 9, 2019, the Company posted an investor presentation on its website at www.anteroresources.com.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: December 9, 2019

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